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                                  COVANCE INC.

                              RESTRICTED STOCK PLAN

                           FOR NON-EMPLOYEE DIRECTORS

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                                  COVANCE INC.
                              RESTRICTED STOCK PLAN
                           FOR NON-EMPLOYEE DIRECTORS

1. Purpose

   The Restricted Stock Plan for Non-Employee Directors (the "Plan") is to be a part of the compensation paid by Covance Inc. (the "Corporation") for service as a director to individuals who are not employees of (i) the Corporation,
   (ii) any  subsidiary  corporation  of the  Corporation  within the meaning of
   Section 424 (f) of the Internal Revenue Code of 1986, as amended (the "Code") or of any successor section (a "Subsidiary") or (iii) any other entity in which he Corporation has at least one half of the ownership interest (such persons being referred to herein as "Non-Employee Directors"). The Plan is intended to increase the proprietary interest of the Non-Employee Directors, as owners of additional shares of Covance Inc. common stock ("Common Stock"), in the Corporation's success and progress.

2. Administration

   The Plan shall be administered by the Committee of the Board of Directors of the Corporation, which shall consist of at least three directors who together shall have the authority to adopt rules and regulations for carrying out the Plan and to interpret, construe and implement the provisions of the Plan. The Committee may obtain such advice or assistance as it deems appropriate from persons not serving on the committee.

3. Eligibility

   Any Director of Covance Inc. (the "Corporation") who is not an officer or employee of the Corporation or a Subsidiary thereof is eligible to participate in the Plan.

4. Restricted Stock

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   The stock  subject to grant  under the Plan shall be limited to shares of the
   Corporation's Common Stock, from the authorized and unissued Covance Board approved pool of 105,000 shares of Covance Inc. Common Stock.

5. Recapitalization

   The number of units in the participant's market value account shall be proportionally adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Corporation, or any distribution or spin-off of assets (other than cash) to the stockholders of the Corporation.

6. Terms of Grant

   a) Issuance - Each individual upon becoming a Non-Employee Director, and eligible to participate in the Plan pursuant to Section 3 hereof, shall be issued by the Corporation one or more certificates representing in the aggregate Two Thousand (2,000) shares of the Common Stock of the Corporation, which shares shall be issued and subject to the provisions of the Plan. Each individual shall be issued by the Corporation one or more certificates representing in aggregate two hundred (200) shares of the Common Stock of the Corporation per year of service.

   b) Restrictions on Transfer - All shares granted to a Participant shall be subject to restriction on transfer so long as the Participant remains a Non-Employee Director and may not be sold, assigned, transferred, pledged or otherwise encumbered while the Participant is a Non-Employee Director.

   c) Forfeitability - Except as set forth in the next paragraph, in the event the Participant ceases to be a Non-Employee Director of the Corporation all shares of Common Stock granted to him under the Plan shall be forfeited and all rights of the Participant to such shares shall terminate without further obligation on the part of the Corporation; provided however, if such cessation is on account of death or medical or health reasons which render the Participant unable to perform the duties and responsibilities owed to the Corporation in his capacity as a director, the possibility of forfeiture shall lapse in its entirety and all such shares shall be vested in him.

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   d) Vesting - Shares  granted as the  initial  award of 2,000  Covance  common shares shall be subject to the possibility of forfeiture until the date on which the Participant terminates service as a Non-Employee Director with the affirmative consent of a majority of the members of the Board of Directors, which consent (i) shall be given upon such termination of service following the Participant's having reached age 72 and (ii) may be given following the Participant's having completed six years (cliff vesting) of service as a Non-Employee Director (including service as such with Corning Incorporated or Corning Pharmaceutical Services Inc. prior to the date of initial grant) and having terminated service for reasons or under circumstances approved by a majority of the Compensation Committee. If a Participant terminates service as a Non-Employee Director prior to meeting the requirements set forth in the preceding sentence, the Board of Directors may, in its sole discretion, remove the restrictions on transfer and the possibility of forfeiture from such number of shares held by the Participant under the Plan as it determines is equitable; provided, however, such number shall not exceed an amount based upon the ratio that the number of years of service as a Non-Employee Director at the time of termination (including service prior to the date of initial grant) bears to six years (cliff vesting) service as a director. In addition, all Shares shall become immediately vested as of the date on which there is a "Change in Control" of the Corporation. For this purpose, a "Change in Control" shall be deemed to have occurred upon the earliest to occur of the following: (i) the date the Corporation becomes a party to a merger, consolidation, or sale of substantially all of its assets or any other corporate reorganization in which the Corporation will not be the surviving corporation, or in which the holders of the Corporation's Common Stock will receive securities of another corporation, (ii) the purchase by an individual, or group of individuals acting in concert, of at least thirty percent of the voting securities of the Corporation, or (iii) during any twenty-four month period, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute a majority thereof.

   e) Certificates - Each certificate representing the shares of Common Stock awarded hereunder may be stamped or otherwise imprinted on the face thereof with a legend in substantially the following form: "The shares represented by this certificate have not been registered under the Securities Act of 1933. This certificate and the shares represented hereby are subject

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      to the possibility of forfeiture under, and may be sold,  transferred,  or otherwise disposed of only in accordance with, the terms of the Restricted Stock Plan for Non-Employee Directors of Covance Inc., a copy of which Plan is on file in the office of the Secretary of Covance, Princeton, New Jersey.

   f) Possession - Each certificate issued with respect to the shares of Common Stock granted pursuant to the Plan shall be registered in the name of the Participant but shall be held by the Corporation for safekeeping until possibility of forfeiture and the restriction on transfer of the shares lapse pursuant to the terms of the Plan. After the possibility of forfeiture and the transfer restrictions applicable to shares registered in the name of a Participant shall have lapsed, the Corporation shall deliver to the Participant or to the Participant's beneficiary or estate one or more certificates representing the number of shares then vested in the Participant and free of restrictions.

7. Amendment of the Plan

   The Board of Directors may from time to time alter, amend, suspend, or discontinue the Plan, except that no alteration or amendment (i) to the provisions of Section 6 hereof shall be made more often than once in any six-month period and (ii) shall, without the approval of the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote thereon, provide for the grant of Common Stock from shares authorized and unissued.

8. Miscellaneous

   a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board of Directors to nominate any director for re-election by the Corporation's stockholders.

   b) The Corporation shall have the right to require, prior to delivery of any shares granted hereunder, payment by the Participant of cash or shares of Common Stock of the Corporation to cover such taxes as are required by law with respect to the issuance or delivery of such shares.

9. Effective Date and Term of Plan


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   The Plan shall become  effective on 3 December 1996 when approved by the vote of the Board of Directors of the Corporation and shall continue until terminated by such Board.

10. Claims Procedure

   a) Denial of Claim for Benefits. Any denial by the Committee of any claim for benefits under the Plan by a Participant shall be stated in writing by the Committee and delivered or mailed to the Participant. The Committee shall furnish the Participant with notice of the decision not later than 90 days after receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Participant prior to the termination of the initial 90 day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the final decision. The notice of the Committee decision shall be written in a manner calculated to be understood by the Participant and shall include (i) the specific reasons for the denial, including, where appropriate, references to the Plan, (ii) any additional information necessary to perfect the claim with an explanation of why the information is necessary, and (iii) an explanation of the procedure for perfecting the claim.

   b) Appeal of Denial. The Participant shall have 60 days after receipt of written notification of denial of his or her claim in which to file a written appeal with the Committee. As a part of any such appeal, the Participant may submit issues and comments in writing and shall, on request, be afforded an opportunity to review any documents pertinent to the perfection of his or her claim. The Committee shall render a written decision on the Participant's appeal ordinarily within 60 days of receipt of notice thereof but, in no case, later than 120 days.

11.  Miscellaneous

   a) Limited Purpose of Plan. The establishment or existence of the Plan shall not confer upon any individual the right to be continued as a Director.

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   b) Non-alienation.  No amounts payable under the Plan shall be subject in any manner to anticipation, assignment, or voluntary or involuntary alienation.

   c) Facility of Payment If the Committee, in its sole discretion, deems a Participant who is eligible to receive any payment hereunder to be incompetent to receive the same by reason of age, illness or any infirmity or incapacity of any kind, the Committee may direct the Corporation to apply such payment directly for the benefit of such person, or to make payment to any person selected by the Committee to disburse the same for the benefit of the Participant. Payments made pursuant to this Section 11(c) shall operate as a discharge, to the extent thereof, of all liabilities of the Corporation and the Committee to the person for whose benefit the payments are made.

   d) Governing Law. This Plan shall be governed by and construed in accordance with the laws of the state of New Jersey, to the extent not preempted by federal law.


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